SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2015

REGENCY CENTERS CORPORATION

REGENCY CENTERS, L.P.

(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation) Delaware (Regency Centers, L.P.)	001-12298 (Regency Centers Corporation) 0-24763 (Regency Centers, L.P.)	59-3191743 (Regency Centers Corporation) 59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective as of July 15, 2015, Regency Centers Corporation and Regency Centers, L.P. entered into an amended and restated severance and change of control agreement with each of the following executive officers (the “executive officers”): Martin E. Stein, Jr., Chairman and CEO; Brian M. Smith, President and Chief Operating Officer, Lisa Palmer, Executive Vice President and CFO, Dan McFarland Chandler, III, Managing Director—West, John S. Delatour, Managing Director—Central, and James D. Thompson, Managing Director—East (collectively, the “Agreements”).

The Agreements expire on December 31, 2018 and automatically renew for successive additional three-year terms unless either party gives written notice of non-renewal at least 90 days before the end of the current term. The Agreements are substantially similar to the severance and change in control agreements entered into with each of the executive officers effective January 1, 2014, except among other things: (i) upon a termination following a change in control, the executive’s performance awards would be paid based on performance through the change in control date rather than at the maximum level regardless of performance (this change will become effective January 1, 2017, for Messrs. Chandler’s, Delatour’s and Thompson’s awards); and (ii) in connection with a severance payment, executives that are subject to an excise tax will either pay the excise tax or have their payments capped at a level so there would be no excise tax depending upon which option provides the executives with the greatest benefit on an after-tax basis.

The summary is qualified in its entirety by reference to the full text of the Agreement for each executive officer, which Agreements are filed as exhibits to this Form 8-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 15, 2015, the Company amended and restated its Amended and Restated Bylaws to (i) opt out of Florida Business Corporation Act Section 607.0902, commonly known as the control share acquisition statute; (ii) fix the required percentage of votes required to call a special meeting of shareholders at 25%; (iii) adopt a majority voting standard for the election of directors in uncontested elections; (iv) adopt an exclusive forum bylaw and (v) adopt a proxy access right for shareholders.

The majority voting standard requires that nominees to the Board of Directors in uncontested elections receive a majority of the votes cast rather than simply a plurality.

The exclusive forum bylaw provides that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director or officer or other employee of the Company to the Company or the Company’s shareholders, (iii) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the Florida Business Corporation Act or the articles of incorporation or the Company’s bylaws (in each case, as they may be amended from time to time), or (iv) any action asserting a claim against the Company or any director or officer or other employee of the Company governed by the internal affairs doctrine shall be the Federal District Court for the Middle District of Florida, Jacksonville Division (or, if such court does not have jurisdiction, a state court located within the State of Florida, County of Duval).

The proxy access right permits a shareholder who meets specified eligibility requirements to include director nominees in the Company’s proxy materials for annual meetings of its shareholders. To be eligible to use these proxy access provisions, a shareholder must, among other requirements:

•	have owned shares of common stock equal to at least 3% of the aggregate of the issued and outstanding shares of common stock of the Company continuously for at least the prior three years;

•	represent that such shares were acquired in the ordinary course of business and not with the intent to change or influence control at the Company and that such shareholder or group does not presently have such intent; and

•	provide a notice requesting the inclusion of director nominees in the Company’s proxy materials and provide other required information to the Company not less than 120 days prior to the anniversary of the date of the proxy statement for the prior year’s annual meeting of shareholders (with adjustments if the date for the upcoming annual meeting of shareholders is more than 30 days before or more than 60 days after the anniversary date of the prior year’s annual meeting).

For purposes of the foregoing requirements, issued and outstanding common units of Regency Centers, L.P. (the “Partnership”), other than those owned by the Company, the Partnership or any of their directly or indirectly wholly owned subsidiaries, will be treated as issued and outstanding shares of common stock as such units are generally economically equivalent to, and exchangeable for, shares of common stock.

Additionally, all director nominees submitted through these provisions must be independent and meet specified additional criteria, and shareholders will not be entitled to utilize this proxy access right at an annual meeting if the Company receives notice through its traditional advanced notice bylaw provisions that a shareholder intends to nominate a director at such meeting. The maximum number of director nominees that may be submitted pursuant to these provisions may not exceed 25% of the number of directors then in office.

The foregoing proxy access right is subject to additional eligibility, procedural and disclosure requirements set forth in the bylaws.

The foregoing description of the amendments to the Amended and Restated Bylaws are qualified in its entirety by reference to a copy of the Amended and Restated Bylaws filed as Exhibit 3.1 to this Form 8-K, which is incorporated by reference herein.

Item 7.01	Regulation FD Disclosures

On July 20, 2015, the Company issued a press release, which is furnished as Exhibit 99.1, announcing the information set forth above in Items 5.02(e) and 5.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 3.1	Amended and Restated Bylaws

Exhibit 3.2	Amended and Restated Bylaws marked to show changes

Exhibit 10.1	2015 Amended and Restated Severance and Change of Control Agreement by and between Regency Centers Corporation and Martin E. Stein, Jr.

Exhibit 10.2	2015 Amended and Restated Severance and Change of Control Agreement by and between Regency Centers Corporation and Brian M. Smith

Exhibit 10.3	2015 Amended and Restated Severance and Change of Control Agreement by and between Regency Centers Corporation and Lisa Palmer

Exhibit 10.4	2015 Amended and Restated Severance and Change of Control Agreement by and between Regency Centers Corporation and Dan McFarland Chandler, III

Exhibit 10.5	2015 Amended and Restated Severance and Change of Control Agreement by and between Regency Centers Corporation and John S. Delatour

Exhibit 10.6	2015 Amended and Restated Severance and Change of Control Agreement by and between Regency Centers Corporation and James D. Thompson

Exhibit 99.1	Press Release dated July 20, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

July 20, 2015	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer

REGENCY CENTERS, L.P.
By: Regency Centers Corporation, General Partner

July 20, 2015	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer